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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported): SEPTEMBER 24, 1999


                      ASCHE TRANSPORTATION SERVICES, INC.
                      -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-24576                                                    36-3964954
         -------                                                    ----------
(Commission File Number)                     (IRS Employer Identification No.)

10214 NORTH MT. VERNON ROAD, SHANNON, ILLINOIS                           61078
----------------------------------------------                           -----
   (Address of Principal Executive Offices)                         (Zip Code)

                                 (815) 864-2421
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

     On September 28, 1999, the Company announced the completion of a $12 million private placement of the Company's common stock.

     The net proceeds of the transaction described above are reflected on the pro forma consolidated balance sheet at August 31, 1999 (unaudited) attached hereto as Exhibit 10.1.

     Additional information regarding this transaction is set forth in the press release attached hereto as Exhibit 99.1.

                                    EXHIBITS

Exhibit 10.1 Pro Forma Balance Sheet dated as of August 31, 1999 (unaudited).

Exhibit 99.1 Press Release dated September 28, 1999





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASCHE TRANSPORTATION SERVICES, INC.



Date: October 14, 1999            By: /s/ Leon M. Monachos
                                      -----------------------------------------
                                      Leon M. Monachos, Chief Financial Officer
                                                    (Signature)